Exhibit 99.2

™Trademark of Trinseo PLC or its affiliates Third Quarter 2021 Financial Results & Outlook November 5, 2021

2 Introductions & Disclosure Rules Disclosure Rules Cautionary Note on Forward-Looking Statements.This presentation may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like "expect," "anticipate," "intend," "forecast," "outlook," "will," "may," "might," "see," "tend," "assume," "potential," "likely," "target," "plan," "contemplate," "seek," "attempt," "should," "could," "would" or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our proposed sale of our Synthetic Rubber business and expected proceeds of the proposed sale, our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, our ability to complete the sale of our Synthetic Rubber business; our ability to successfully execute our transformation strategy and business strategy; our ability to integrate acquired businesses; global supply chain volatility, increased costs or disruption in the supply of raw materials or increased costs for transportation of our products; the nature of investment opportunities presented to the Company from time to time; or obtain necessary regulatory approvals, and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —"Risk Factors" and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, our actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results and liquidity position of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section and in the accompanying press release. Introductions • Frank Bozich, President & CEO • David Stasse, Executive Vice President & CFO • Andy Myers, Director of Investor Relations

Summary

TRINSEO

Q3 2021 Results	• Strong performance from commercial excellence initiatives and maintaining high customer service levels amid tight supply conditions • Includes one month of newly acquired Aristech Surfaces business • Solid earnings despite supply chain, energy and hurricane related impacts
Cash Generation & Liquidity	• Q3 cash provided by operations of $208 million led to Free Cash Flow* of $173 million; working capital release of $30 million • Aristech Surfaces purchased with cash on hand and existing debt facilities in September; outlay expected to be mostly offset by proceeds from pending Synthetic Rubber sale
2021 Outlook	• Expect net income from continuing operations of $336 million to $376 million with Adjusted EBITDA* of $750 million to $800 million • Cash from operations of $420 million to $445 million and Free Cash Flow of $300 million to $325 million leading to an expected net leverage ratio in low 2x range at year end
Key Initiatives	• Formal sales process to divest styrenics businesses expected to launch in Q1 2022 – scope expected to include Feedstocks, Polystyrene and 50% share of Americas Styrenics • Synthetic Rubber sale received regulatory approval and is on track for December close • Integrating PMMA business; on schedule for delivery of year one cost synergies, total synergy pipeline greater than anticipated

*See Appendix for a reconciliation of non-GAAP measures.

3

Transformation Strengthens Financial Profile, Lowers Carbon Intensity

TRINSEO



Favorable
Adj EBITDA* Margin% 1,2,3
Median
Median
Peer
Peer
Peer
Peer
Peer
Peer
Peer
Peer
Peer
Peer
Peer
TSE Engineered Materials
Continued portfolio transformation, synergies, sustainability initiatives
1 Trinseo 2018-2020 Avg.
2 Synthetic Rubber Divestiture
3 PMMA, Aristech Acquisitions
Scope 1&2 CO2 Intensity1,2,3
Favorable

Changes to portfolio composition improve financial metrics such as Adjusted EBITDA* margin and increases our already strong position versus peers in CO2 intensity (Scope 1&2)

Strong CO2 intensity should allow Trinseo to utilize cash to continue growing the company and shareholder return as opposed to investments in compliance capital

*See Appendix for Non-GAAP measures 1) 2018-2020 average 2) CO2 Intensity defined as Scope 1 & Scope 2 GHG emissions divided by production volume 3) Peers include chemical companies publicly reporting carbon intensity by production

Sources: Sustainability Reports, CSR Reports, CDP Reports

4

5 Engineered Materials – at a Glance Europe 39% Americas 43% Asia 18% Rigid Compounds 21% TPE 9% MMA/PMMA 70% Bldg & Constr 34% Mobility 15% Medical 4% Consumer Goods 21% PMMA Sheet 0% MMA 13% Other 13% Revenue by Region** Revenue by Product** Revenue by Application** A specialty, sustainability-focused materials business offering innovative solutions to customer needs Business Characteristics • Customer solution focused regardless of chemistry • Value-based pricing and higher margin • Focused on building & construction, mobility, medical and consumer goods applications • More sustainable offerings and lower carbon intensity • Low earnings volatility Est Q4’21 Annualized Segment Financials >$1 Billion Revenue $210 million Adj EBITDA Post-Consumer Recycled PC Compounds Sold to Consumer Electronics **Based on full year 2021 estimates 2018-2021E Growth >5X 2021E % Sales Volume >30% 5-fold growth over the last 3 years Up from 8% in 2018

Engineered Materials – Significant Growth Potential

TRINSEO


Segment Adj EBITDA ($millions)
$210
$40
$50-$75
$300-$325
Q4 2021 Est - Annualized*
Synergies (Eng Mat'ls Portion)
Base Business Growth
2025 Est excl Organic Investments
Organic Investments

Current $210 million Q4 Adj EBITDA run-rate plus growth from the following:

- Approximately two-thirds of $60+ million synergies going to Engineered Materials
- Market growth on existing business at ~GDP
- Initial planning underway for organic investments including PMMA footprint in Asia

Market Growth	EBITDA Margin	Cash Conversion
~GDP 2021-2025	>25% 2025	~85% 2021-2025

6

Engineered Materials Innovation Landscape

Delivering value, creating capabilities

TRINSEO

INNOVATION PILLARS

Process Innovation

Yield Improvement

Faster Cycle time

Reduced energy consumption

CO2 footprint reduction

Green energy

Low resource consumption

ECO design & Performance

Circularity

Labor savings

Sustainable Solutions

Chemical-recycled material

Bio based Solutions

Mechanical recycling

Circularity

Lower environmental impact raw materials

Material Substitution

- Haptics & Aesthetics
- Chemical resistance
- Anti-Microbial
- Improved Optics

- Optical Performance
- Paint replacement
- Lightweight Materials
- Metal Replacement
- Down Gauging
- Fuel Efficiency

- Haptics & Aesthetics
- Paint replacement
- Down Gauging
- Low Temperature performance
- Impact resistance

- Flame retardancy
- UVV resistance
- Paint & coating replacement
- Lower Maintenance

MARKETS

Medical

Mobility

Consumer Goods

Building & Construction

CAPABILITIES

Trinseo Q3 2021 Financial Results*

TRINSEO

Net Sales & Net Income ($MM)



Q3'21
Q3'20
$1,269
$679
$79
$40
Net Sales
Net Income

Net Sales

Vol	Price	FX	Portfolio	Total
1%	61%	1%	24%	87%

EPS ($)



Q3'21
Q3'20
$2.01
$1.04
$2.01
$1.11
Diluted EPS
Adj EPS**

Adjusted EBITDA** ($MM)



$173
$101
Q3'21
Q3'20

- **Year-over-year continuing operations profitability improvement attributed to:**
  - **Higher margin caused by commercial excellence initiatives as well as strong demand and tight supply in polystyrene and ABS products as well as in Latex Binders applications such as paper and CASE**
  - **Full quarter of results from PMMA acquisition and one month of results from Aristech Surfaces acquisition**
- **Demand headwinds in automotive, wellness and consumer electronics applications attributed to customer production and general supply chain constraints; end market demand remains strong**

*From continuing operations; ** See Appendix for a reconciliation of non-GAAP measures

8

9 Latex Binders • Higher earnings primarily from stronger margins from tight supply and improved demand in paper and CASE applications • Year-to-date increase of 23% in sales volume to CASE applications • Higher earnings primarily from stronger margins from tight supply and improved demand in paper and CASE applications • Year-to-date increase of 23% in sales volume to CASE applications $316 $183 Q3'21 Q3'20 Net Sales ($MM) $37 $19 Q3'21 Q3'20 Adjusted EBITDA ($MM) 141 133 Q3'21 Q3'20 Volume (kt) Vol Price FX Total 7% 64% 1% 72%

10 Engineered Materials • Majority of Net Sales and Adj EBITDA increase attributed to recent acquisitions • Excluding acquisitions, sales volume increased 7% over prior year despite industry supply chain and production challenges such as semi-conductor shortages and energy rationing in China • Majority of Net Sales and Adj EBITDA increase attributed to recent acquisitions • Excluding acquisitions, sales volume increased 7% over prior year despite industry supply chain and production challenges such as semi-conductor shortages and energy rationing in China $231 $50 Q3'21 Q3'20 Net Sales ($MM) $33 $9 Q3'21 Q3'20 Adjusted EBITDA ($MM) 53 13 Q3'21 Q3'20 Volume (kt) Vol Price FX Portfolio Total 7% 29% 1% 325% 362%

11 Base Plastics • Higher earnings led by stronger margins, largely in ABS, due to tight supply and high demand in applications such as construction and appliances • Volume headwinds in compounding as automotive applications face pressure from semi-conductor shortages • Higher earnings led by stronger margins, largely in ABS, due to tight supply and high demand in applications such as construction and appliances • Volume headwinds in compounding as automotive applications face pressure from semi-conductor shortages $393 $240 Q3'21 Q3'20 Net Sales ($MM) $88 $40 Q3'21 Q3'20 Adjusted EBITDA ($MM) 135 139 Q3'21 Q3'20 Volume (kt) Vol Price FX Total 1% 61% 1% 64%

12 Polystyrene • Higher price from commercial excellence initiatives and the pass through of higher raw material cost • Lower volume following high demand in the prior year to COVID-19 essential applications such as packaging • Continued strong demand in higher margin applications such as appliances as well as commercial excellence actions led to higher margins • Higher price from commercial excellence initiatives and the pass through of higher raw material cost • Lower volume following high demand in the prior year to COVID-19 essential applications such as packaging • Continued strong demand in higher margin applications such as appliances as well as commercial excellence actions led to higher margins $275 $167 Q3'21 Q3'20 Net Sales ($MM) $51 $20 Q3'21 Q3'20 Adjusted EBITDA ($MM) 154 163 Q3'21 Q3'20 Volume (kt) Vol Price FX Total (5%) 69% 0% 64%

13 Feedstocks & Americas Styrenics Lower margins in Europe caused mainly by spike in utility costs from higher natural gas prices Lower margins in Europe caused mainly by spike in utility costs from higher natural gas prices ($28) $10 Q3'21 Q3'20 Adjusted EBITDA ($MM) FEEDSTOCKS AMERICAS STYRENICS $17 $18 Q3'21 Q3'20 Adjusted EBITDA ($MM) Improved polystyrene demand more than offset by $8 million headwinds caused by Hurricane Ida Improved polystyrene demand more than offset by $8 million headwinds caused by Hurricane Ida

14 FY 2021 Earnings Guidance Fourth Quarter 2021 • Sequentially similar earnings • Higher styrene margins, full quarter of AmSty production and commercial actions • Offset by headwinds from chip shortages, China energy rationing and utility costs Full Year 2021 • Net income from continuing operations of $336 million to $376 million • Reaffirming prior Adjusted EBITDA* guidance of $750 million to $800 million Profitability guidance from continued operations excludes Synthetic Rubber and includes 8 months of the PMMA acquisition and 4 months of the Aristech Surfaces acquisition *For the definition of Adjusted EBITDA, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated November 5, 2021.

15 FY 2021 Cash Flow Guidance Cash from Operations of $420 million to $445 million Free Cash Flow* of $300 million to $325 million • Capital Expenditures: $120 million • Cash Interest: $60 million • Cash Taxes: $50 million • Turnarounds: $15 million • Working Capital: ~$200 million cash use from steep raw material increases during the first half of the year *See Appendix for a reconciliation of non-GAAP measures

Appendix 16

17 Strong Performance in Emissions, Water, Waste 0.00 0.07 0.32 0.94 NOx Emissions Intensity2 Tonnes per kT produced Average Peer Trinseo1 1) Trinseo data from Sustainability Reports which excludes PMMA, Aristech acquisitions and includes Synthetic Rubber 2) 2018 -2020 average for years available; Peers include commodity and specialty chemical companies 3) Most recent reported year used (2020 for all but two peers where 2019 was used) SOx Emissions Intensity2 kg per kT produced VOC Emissions Intensity2 Tonnes per kT produced Water Consumption Intensity3 k Cubic meters per kT produced Hazardous Waste Intensity2 Tonnes per kT produced Non-Hazardous Waste Intensity2 Tonnes per kT produced 0.9 89 715 890 0.03 0.31 0.74 1.37 Sources: Sustainability Reports, CSR Reports, CDP Reports 1.5 21 113 0.1 3 10 30 0.3 1.3 3.4 Favorable

18 Selected Segment Information (in $millions, unless noted) Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q3 2020 YTD Q3 2021 YTD Latex Binders 126 128 133 129 135 115 133 131 137 139 141 384 417 Engineered Materials 12 13 14 15 12 10 13 16 16 43 53 35 112 Base Plastics 152 145 136 141 131 101 139 140 143 142 135 371 420 Polystyrene 174 149 151 144 152 171 163 160 163 150 154 485 467 Feedstocks 88 66 86 89 72 50 59 66 65 54 49 181 168 Trade Volume (kt) 552 502 519 518 502 447 507 513 525 528 532 1,456 1,585 Latex Binders 224 230 230 219 219 165 183 200 251 311 316 567 878 Engineered Materials 49 51 53 56 48 38 50 60 66 181 231 135 478 Base Plastics 320 296 272 268 257 151 240 269 329 397 393 649 1,119 Polystyrene 228 207 198 176 183 156 167 193 267 313 275 506 855 Feedstocks 78 65 75 78 56 24 39 47 73 71 55 119 200 Net Sales 900 849 827 798 763 534 679 768 986 1,274 1,269 1,976 3,529 Latex Binders 16 20 20 21 21 16 19 21 17 32 37 55 86 Engineered Materials 5 7 9 10 8 5 9 12 8 28 33 22 69 Base Plastics 30 26 26 17 27 (12) 40 50 65 82 88 56 235 Polystyrene 17 16 16 6 11 15 20 33 47 51 51 46 150 Feedstocks 17 (1) (0) (10) (17) (4) 10 14 46 40 (28) (11) 58 Americas Styrenics 32 40 26 21 10 14 18 25 23 30 17 42 70 Corporate (26) (21) (19) (19) (22) (17) (16) (26) (22) (24) (25) (56) (71) Adjusted EBITDA* 91 87 78 46 38 17 101 130 184 239 173 156 597 Adj EBITDA Variance Analysis Net Timing** Impacts - Fav/(Unfav) Latex Binders (0) (1) 1 1 (3) (2) (1) 0 (16) 3 2 (5) (11) Engineered Materials (0) (0) (0) (0) (0) (1) 0 1 1 1 (0) (0) 2 Base Plastics (0) 0 0 (0) (1) (15) 2 3 5 (1) (1) (15) 3 Polystyrene 2 (0) 2 (3) (4) (3) 1 6 5 1 0 (7) 6 Feedstocks 3 1 4 (5) (7) (8) 2 15 14 0 (2) (13) 13 Net Timing** Impacts - Fav/(Unfav) 4 0 8 (8) (15) (28) 3 25 8 5 (1) (40) 12 *See this Appendix for a reconciliation of non-GAAP measures **Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q3 '20 YTD	Q3 '21 YTD
Net Income (Loss)	35.8	28.0	22.5	5.7	(36.3)	(128.4)	105.8	66.7	71.5	151.6	93.1	(58.9)	316.2
Net Income (Loss) from discontinued operations	0.5	3.7	(0.6)	1.3	33.1	(154.2)	65.6	0.4	5.7	18.6	13.7	(55.5)	38.0
Net Income (Loss) from continuing operations	35.3	24.3	23.1	4.4	(69.4)	25.8	40.2	66.3	65.8	133.0	79.4	(3.4)	278.2
Interest expense, net	10.2	9.9	9.3	10.0	10.3	11.7	10.0	11.6	12.0	21.6	23.0	32.0	56.6
Provision for (benefit from) income taxes	11.2	14.9	9.8	(23.2)	42.3	(53.0)	26.9	26.5	20.1	23.3	5.5	16.2	48.9
Depreciation and amortization	22.7	23.8	21.9	23.1	24.2	24.3	21.2	22.8	23.1	38.1	49.8	69.7	111.0
EBITDA	79.4	72.9	64.1	14.3	7.4	8.8	98.3	127.2	121.0	216.0	157.7	114.5	494.7
Other items	11.0	14.1	13.3	16.9	18.7	3.0	2.6	1.2	2.1	4.8	0.7	24.3	7.6
Restructuring and other charges	0.4	(0.3)	0.2	16.5	1.8	5.4	(0.1)	(1.5)	0.3	6.3	0.2	7.1	6.8
Net gain on disposition of businesses and assets	(0.2)	-	-	(0.5)	(0.4)	-	-	-	(0.2)	-	-	(0.4)	(0.2)
Acquisition transaction and integration net costs	-	0.7	0.6	(2.2)	0.1	(0.4)	-	9.4	6.0	43.2	13.6	(0.3)	62.8
Acquisition purchase price hedge (gain) loss	-	-	-	-	-	-	-	(7.3)	55.0	(33.0)	-	-	22.0
Asset impairment charges or write-offs	-	-	-	-	10.3	-	-	0.7	-	1.8	1.2	10.3	3.0
Adjusted EBITDA	90.6	87.4	78.2	45.0	37.9	16.8	100.8	129.7	184.2	239.1	173.4	155.5	596.7
Adjusted EBITDA to Adjusted Net Income													
Adjusted EBITDA	90.6	87.4	78.2	45.0	37.9	16.8	100.8	129.7	184.2	239.1	173.4	155.5	596.7
Interest expense, net	10.2	9.9	9.3	10.0	10.3	11.7	10.0	11.6	12.0	21.6	23.0	32.0	56.6
Provision for (benefit from) income taxes - Adjusted	13.1	18.2	20.2	1.2	47.6	(54.7)	26.8	25.3	26.1	33.5	24.7	19.7	84.2
Depreciation and amortization - Adjusted	22.2	22.3	20.8	22.7	23.0	23.0	21.2	22.8	23.0	37.4	46.1	67.2	106.5
Adjusted Net Income	45.1	37.0	27.9	11.1	(43.0)	36.8	42.8	70.0	123.1	146.6	79.6	36.6	349.4
Wtd Avg Shares - Diluted (000)	*41,762*	*41,104*	*40,410*	*39,434*	*38,632*	*38,289*	*38,421*	*38,954*	*39,479*	*39,647*	*39,517*	*38,495*	*39,571*
Adjusted EPS - Diluted ($)	*1.08*	*0.90*	*0.69*	*0.28*	*(1.11)*	*0.96*	*1.11*	*1.80*	*3.12*	*3.70*	*2.01*	*0.95*	*8.83*
Adjustments by Statement of Operations Caption													
Cost of sales	-	-	-	*0.4*	-	-	-	-	-	*10.1*	*3.5*	-	*13.6*
SG&A and Impairment Charges	*11.4*	*14.5*	*14.1*	*33.3*	*30.9*	*8.4*	*1.5*	*10.4*	*8.4*	*41.5*	*14.7*	40.8	*64.6*
Acquisition purchase price hedge (gain) loss	-	-	-	-	-	-	-	*(7.3)*	*55.0*	*(33.0)*	-	-	*22.0*
Other expense (income), net	*(0.2)*	-	-	*(3.0)*	*(0.4)*	*(0.4)*	*1.0*	*(0.6)*	*(0.2)*	*4.5*	*(2.5)*	0.2	*1.8*
Total EBITDA Adjustments	*11.2*	*14.5*	*14.1*	*30.7*	*30.5*	*8.0*	*2.5*	*2.5*	*63.2*	*23.1*	*15.7*	*41.0*	*102.0*
Free Cash Flow Reconciliation													
Cash provided by (used in) operating activities	153.2	80.8	40.9	47.6	(5.8)	81.6	51.9	127.6	51.0	(21.0)	208.2	127.7	238.2
Capital expenditures	(25.0)	(22.6)	(23.6)	(38.9)	(24.3)	(23.8)	(12.7)	(21.4)	(12.6)	(19.7)	(35.7)	(60.8)	(68.0)
Free Cash Flow	128.2	58.2	17.3	8.7	(30.1)	57.8	39.2	106.2	38.4	(40.7)	172.5	66.9	170.2

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated November 5, 2021. Totals may not sum due to rounding.

19

20 US GAAP to Non-GAAP Reconciliation (1) Reconciling items to Adjusted EBITDA and Adjusted Net Income are not typically forecasted by the Company based on their nature as being primarily driven by transactions that are not part of the core operations of the business and, as a result, cannot be estimated without unreasonable cost or uncertainty. As such, the amounts above reflect only actual reconciling items identified through the nine months ended September 30, 2021; however, estimates for potential reconciling items to Adjusted EBITDA and Adjusted Net Income during the fourth quarter of 2021 are not reflected. Profitability Outlook Cash Outlook NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated November 5, 2021. Totals may not sum due to rounding. Year Ended (In $millions, unless noted) Dec 31, 2021 Adjusted EBITDA 750 - 800 Interest expense, net (80) Provision for income taxes (63) - (73) Depreciation and amortization (169) Reconciling items to Adjusted EBITDA(1) (102) Net Income from continuing operations 336 - 376 Reconciling items to Adjusted Net Income(1) 69 Adjusted Net Income 405 - 445 Weighted avg shares - diluted (MM) 39.6 EPS - diluted ($) 8.48 - 9.50 Adjusted EPS ($) 10.22 - 11.23 Year Ended Dec 31, 2021 Cash From Operations 420 - 445 Capex (120) Free Cash Flow 300 - 325